Mobile Financial Services activities - Financial liabilities (Details) - Orange Bank, operating segment [member] - Operating segments [member] - EUR (€) € in Millions	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Disclosure of detailed information about financial instruments [line items]
Payables to customers	€ 1,883	€ 3,357	€ 3,396
Debts with financial institutions	885	448	1,103
Deposit certificate	358	475	335
Other	30	28	28
Financial liabilities relating to banking activities	€ 3,155	€ 4,307	€ 4,862